UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2010

WE SAVE HOMES, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-52996	24-4238285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27651 La Paz Road, Suite A, Laguna Niguel, CA 92677
(Address of principal executive office)(Zip Code)

Registrant's telephone number, including area code: (949) 599-1888

(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 8.01                      Other events

On February 3, 2010, We Save Homes, Inc. (“WESA”) announced that it has signed a software licensing agreement with Mitigation Professionals, LLC (“Mitigation”).  WESA’s press release containing this announcement is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporate herein by reference.

Exhibit 9.01                      Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being filed as part of this Report on Form 8-K.

99.1 Press Release of WESA dated February 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          WE SAVE HOMES, INC.
(Company)

/s/          Ryan Boyajian
 ________________________________
By: Ryan Boyajian
Its: President and Secretary
Date: February 3, 2010